Exhibit 10.5

AMENDMENT NO. 2 TO NOTE AND WARRANT PURCHASE AGREEMENT

This Amendment No. 2 to Note and Warrant Purchase Agreement dated as of August 29, 2008 is entered into with reference to the Note and Warrant Purchase Agreement dated as of August 4, 2008 (as amended to date, the “Purchase Agreement”), among PROGRESSIVE GAMING INTERNATIONAL CORPORATION, a Nevada corporation (the “Issuer”), each subsidiary of the Issuer that is a “Guarantor” thereunder (the “Guarantors”), and INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation, as Agent and sole initial Purchaser. Capitalized terms used herein are used with the meanings set forth for those terms in the Purchase Agreement.

The parties hereto hereby agree with reference to the following facts:

A. Pursuant to Amendment No. 1 to Note and Warrant Purchase Agreement dated as of August 14, 2008 (“Amendment No. 1”), by and among the Issuer, the Guarantors party thereto, Agent and the sole initial Purchaser, the parties thereto made certain arrangements for, among other things, the pledge of the assets and the stock of Progressive Gaming International (Australasia) Pty Ltd (the “Australian Subsidiary”).

B. The parties hereto wish to extend the date by which the conditions set forth in Section 1(b) of Amendment No. 1 must be satisfied.

NOW, THEREFORE, the parties hereby agree as follows:

1. Amendment to Section 1(b) of Amendment No. 1. Section 1(b) of Amendment No. 1 is hereby amended and restated in its entirety to read as follows:

(b) Concurrently with the delivery of the documents required to be delivered pursuant to Section 2 of this Amendment with respect to the Australian Subsidiary, but in any event prior to September 30, 2008, (i) Issuer shall pledge all of the equity interests in the Australian Subsidiary to the Agent and to the Senior Credit Facility Agent pursuant to one or more pledge agreements to be governed by New York law (i.e., agreements which are distinct from the Issuer Security Agreement, the Guarantor Security Agreements and the similar security agreements executed in favor of Senior Credit Facility Agent), and (ii) the Australian Subsidiary shall grant a lien on all of its assets to secure the Obligations and the obligations under the Senior Loan Documents pursuant to one or more separate guarantor security agreements to be governed by New York law (i.e., agreements which are distinct from the Issuer Security Agreement, the Guarantor Security Agreements and the similar security agreements executed in favor of the Senior Credit Facility Agent); and

2. Events of Default. The failure of the Issuer or its Subsidiaries to timely comply with the covenants set forth herein shall constitute an Event of Default under the Purchase Agreement.

3. Purchase Documents Confirmed. Except as expressly modified hereby, the terms of the Purchase Documents (including Amendment No. 1) are hereby confirmed.

4. Expenses. Issuer confirms its obligation to pay the expenses of the Agent in connection with the matters set forth herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ISSUER:

PROGRESSIVE GAMING INTERNATIONAL CORPORATION, a Nevada corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

GUARANTORS:

PGIC NV, a Nevada corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

MGC, INC., a Nevada corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

PROGRESSIVE GAMES, INC., a Delaware corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

GAMES OF NEVADA, INC., a Nevada corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

VIKING MERGER SUBSIDIARY, LLC, a Delaware limited liability company

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

Amendment No. 2 to Purchase Agreement

PRIMELINE GAMING TECHNOLOGIES, INC., a California corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

MIKOHN INTERNATIONAL, INC., a Nevada corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

MIKOHN HOLDINGS, INC., a Nevada corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

ENDX, INC. (USA), a Nevada corporation

By:	/s/ Russel H. McMeekin
Name:	Russel H. McMeekin
Title:	Chief Executive Officer

Amendment No. 2 to Purchase Agreement

PGIC HOLDINGS LIMITED, a private limited company organized under the laws of England and Wales

By:	/s/ Heather A. Rollo
Name:	Heather A. Rollo
Title:	Treasurer

PROGRESSIVE GAMING INTERNATIONAL (GROUP) LTD., a private limited company organized under the laws of England and Wales

By:	/s/ Heather A. Rollo
Name:	Heather A. Rollo
Title:	Treasurer

PROGRESSIVE GAMING INTERNATIONAL (UK) LTD., a private limited company organized under the laws of England and Wales

By:	/s/ Heather A. Rollo
Name:	Heather A. Rollo
Title:	Treasurer

PGI (MACAO) LIMITED, a Macau limited liability company

By:	/s/ Heather A. Rollo
Name:	Heather A. Rollo
Title:	Authorized Agent

Progressive Gaming International (Australasia) Pty Ltd ACN 061 944 161 in accordance with section 127 of the Corporations Act 2001:

/s/ Heather A. Rollo	/s/ Roger Webber
Director	Director

Heather A. Rollo	Roger Webber
Name of Director (BLOCK LETTERS)	Name of Director (BLOCK LETTERS)

Amendment No. 2 to Purchase Agreement

AGENT AND PURCHASER: INTERNATIONAL GAME TECHNOLOGY

By:	/s/ Daniel R. Siciliano
Name:	Daniel R. Siciliano
Title:	Chief Accounting Officer and Treasurer